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                                                                    EXHIBIT 10.3

                                                               EXECUTION VERSION

================================================================================

                   FIRST LIEN GUARANTY AND SECURITY AGREEMENT

                            Dated as of June 26, 2007

                                      among

                              IM US Holdings, LLC,
                                  as Borrower,

                                       and

                                  Each Grantor
                         From Time to Time Party Hereto

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Administrative Agent

================================================================================

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                                TABLE OF CONTENTS

ARTICLE I DEFINED TERMS....................................................    1
   Section 1.1  Definitions................................................    1
   Section 1.2  Certain Other Terms........................................    4

ARTICLE II GUARANTY........................................................    5
   Section 2.1  Guaranty...................................................    5
   Section 2.2  Limitation of Guaranty.....................................    5
   Section 2.3  Contribution...............................................    5
   Section 2.4  Authorization; Other Agreements............................    6
   Section 2.5  Guaranty Absolute and Unconditional........................    6
   Section 2.6  Waivers....................................................    7
   Section 2.7  Reliance...................................................    7

ARTICLE III GRANT OF SECURITY INTEREST.....................................    8
   Section 3.1  Collateral.................................................    8
   Section 3.2  Grant of Security Interest in Collateral...................    8

ARTICLE IV REPRESENTATIONS AND WARRANTIES..................................    9
   Section 4.1  Title; No Other Liens......................................    9
   Section 4.2  Perfection and Priority....................................    9
   Section 4.3  Jurisdiction of Organization; Chief Executive Office.......   10
   Section 4.4  Locations of Inventory, Equipment and Books and Records....   10
   Section 4.5  Pledged Collateral.........................................   10
   Section 4.6  Instruments and Tangible Chattel Paper Formerly Accounts...   10
   Section 4.7  Intellectual Property......................................   10
   Section 4.8  Commercial Tort Claims.....................................   11
   Section 4.9  Specific Collateral........................................   11
   Section 4.10 Promissory Notes...........................................   11
   Section 4.11 Representations and Warranties of the Credit Agreement.....   11

ARTICLE V COVENANTS........................................................   11
   Section 5.1  Maintenance of Perfected Security Interest;
                Further Documentation and Consents.........................   11
   Section 5.2  Changes in Locations, Name, Etc............................   12
   Section 5.3  Pledged Collateral; Other Matters..........................   13
   Section 5.4  Accounts...................................................   13
   Section 5.5  Commodity Contracts........................................   13
   Section 5.6  Delivery of Instruments and Tangible Chattel Paper and
                Control of Investment Property, Letter-of-Credit Rights
                and Electronic Chattel Paper...............................   13
   Section 5.7  Intellectual Property......................................   14
   Section 5.8  Notice of Commercial Tort Claims...........................   15
   Section 5.9  Compliance with Credit Agreement...........................   16

ARTICLE VI REMEDIAL PROVISIONS.............................................   16
   Section 6.1  Code and Other Remedies....................................   16
   Section 6.2  Accounts and Payments in Respect of General Intangibles....   19
   Section 6.3  Pledged Collateral.........................................   20
   Section 6.4  Proceeds to be Turned over to and Held by
                Administrative Agent.......................................   21


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
   Section 6.5  Sale of Pledged Collateral.................................   21
   Section 6.6  Deficiency.................................................   22

ARTICLE VII THE ADMINISTRATIVE AGENT.......................................   22
   Section 7.1  Administrative Agent's Appointment as Attorney-in-Fact.....   22
   Section 7.2  Authorization to File Financing Statements.................   23
   Section 7.3  Authority of Administrative Agent..........................   24
   Section 7.4  Duty; Obligations and Liabilities..........................   24

ARTICLE VIII MISCELLANEOUS.................................................   24
   Section 8.1  Reinstatement..............................................   24
   Section 8.2  Release of Collateral......................................   25
   Section 8.3  Independent Obligations....................................   25
   Section 8.4  No Waiver by Course of Conduct.............................   25
   Section 8.5  Amendments in Writing......................................   26
   Section 8.6  Additional Grantors; Additional Pledged Collateral.........   26
   Section 8.7  Notices....................................................   26
   Section 8.8  Successors and Assigns.....................................   26
   Section 8.9  Counterparts...............................................   26
   Section 8.10 Severability...............................................   26
   Section 8.11 Governing Law..............................................   27
   Section 8.12 Jurisdiction...............................................   27
   Section 8.13 Waiver of Jury Trial.......................................   27
   Section 8.14 Subordination..............................................   28


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                              ANNEXES AND SCHEDULES

Annex 1    Form of Pledge Amendment
Annex 2    Form of Joinder Agreement
Annex 3    Form of Intellectual Property Security Agreement

Schedule 1 Commercial Tort Claims
Schedule 2 Filings
Schedule 3 Jurisdiction of Organization; Chief Executive Office
Schedule 4 Location of Inventory and Equipment
Schedule 5 Pledged Collateral
Schedule 6 Intellectual Property
Schedule 7 Promissory Notes


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

          FIRST LIEN GUARANTY AND SECURITY AGREEMENT, dated as of June 26, 2007, by IM US HOLDINGS, LLC, a Delaware limited liability company (the "Borrower"), INVERNESS MEDICAL INNOVATIONS, INC., a Delaware corporation ("Holdings") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 8.6 (together with the Borrower and Holdings, the "Grantors"), in favor of General Electric Capital Corporation ("GE Capital"), as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the "Administrative Agent") for the Lenders and the L/C Issuers and each other Secured Party (each as defined in the Credit Agreement referred to below).

                                   WITNESSETH:

          WHEREAS, pursuant to the First Lien Credit Agreement dated as of June 26, 2007 (as the same may be modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and the L/C Issuers from time to time party thereto and GE Capital, as administrative agent and collateral agent for the Lenders and the L/C Issuers, the Lenders and the L/C Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, each Grantor has agreed to guaranty the Obligations (as defined in the Credit Agreement) of each other Loan Party;

          WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

                                   ARTICLE I

                                  DEFINED TERMS

     Section 1.1 Definitions. (a) Capitalized terms used herein without definition are used as defined in the Credit Agreement.

          (b) The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): "account", "account debtor", "as-extracted collateral", "certificated security", "chattel paper", "commercial tort claim", "commodity contract", "deposit account", "electronic chattel paper", "equipment", "farm products", "fixture", "general intangible", "goods", "health-care-insurance receivable", "instruments", "inventory", "investment property", "letter-of-credit right", "proceeds", "record", "securities account", "security", "supporting obligation" and "tangible chattel paper".

          (c) The following terms shall have the following meanings:

          "Affiliate Guarantor" means any Guarantor that is a Subsidiary or other Affiliate of the Borrower other than the Excluded Foreign Subsidiaries.

          "Agreement" means this Guaranty and Security Agreement.

          "Applicable IP Office" means the United States Patent and Trademark Office, the United States Copyright Office or any similar office, authority or agency within or outside the United States.

          "Collateral" has the meaning specified in Section 3.1.

          "Excluded Equity" means any voting stock in excess of 66% of the outstanding voting stock of any Excluded Foreign Subsidiary that is a first-tier subsidiary of the relevant Grantor. For the purposes of this definition, "voting stock" means, with respect to any issuer, the issued and outstanding shares of each class of Stock of such issuer entitled to vote (within the meaning of Treasury Regulations Section 1.956-2(c)(2)).

          "Excluded Property" means, collectively, (i) Excluded Equity, (ii) any permit or license of, or any Contractual Obligation entered into by, any Grantor
(A) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien on any right, title or interest in such permit, license or Contractual Obligation or any Stock or Stock Equivalent related thereto or (B) to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law or required consent is not obtained (and immediately upon the lapse, termination, unenforceability or ineffectiveness of any such prohibition or grant of such required consent, the Collateral shall include, and Grantors shall be deemed to have automatically granted a security interest in, all such permits, licenses, Contractual Obligations or Stock or Stock Equivalents no longer subject to such prohibition or required consent), (iii) any fixed or capital assets (including any associated software or other general intangibles) owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the Contractual Obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such equipment, (iv) any "intent to use" Trademark applications for which a statement of use, or an amendment to allege use, has not been accepted by the U.S. Patent and Trademark Office (but only until such statement, or an amendment to allege use, is accepted), (v) capital stock or other equity interests of the P&G JV Companies, (vi) any and all Target Margin Stock and identifiable proceeds thereof, (vii) capital stock or other equity interest of Iris Merger Sub, Inc. until the effectiveness of the merger in connection with the Cholestech Acquisition, (viii) Selfcare Technology, Inc.'s 50% joint venture interests in SelfCare-PMB, LLC, (ix) any capital stock or other equity interest of Orgenics Ltd. held by Holdings and (x) any property in which, as of the date hereof, any Grantor has granted a security interest pursuant to either (A) the Master Security Agreement made by and between Biosite Incorporated and Key Equipment Finance, dated as of September 27, 2001, and as amended by Amendment No. 01 to


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Master Security Agreement and Amendment No. 02 to Master Security Agreement,
together with any Promissory Note issued in connection with such Master Security Agreement, or (B) the Equipment Finance Agreement between Biosite Incorporated and U.S. Bancorp Equipment Finance, Inc., dated as of May 19, 2004, together with any schedules thereto, each of the foregoing referred to in this clause (x) as amended through the date hereof; provided, however, "Excluded Property" shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

          "Foreign Registered IP" means any Intellectual Property registered (or for which an application for registration has been filed) in any Applicable IP Office outside of the United States.

          "Guaranteed Obligations" has the meaning set forth in Section 2.1.

          "Guarantor" means each Grantor other than the Borrower.

          "Guaranty" means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in this Agreement.

          "Intercompany Obligations" has the meaning set forth in Section
8.14(a).

          "Pledged Certificated Stock" means all certificated securities and any other Stock or Stock Equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by any Grantor, and any distribution in the form of any certificated securities, Stock or Stock Equivalent made on, in respect of or in exchange for the foregoing from time to time, exceeding $250,000 in the aggregate for any particular issuer thereof, including all Stock and Stock Equivalents listed on
Schedule 5. Pledged Certificated Stock excludes all Excluded Property that would otherwise constitute "Pledged Certificated Stock".

          "Pledged Collateral" means, collectively, the Pledged Stock and the Pledged Debt Instruments, excluding all Excluded Property that would otherwise constitute "Pledged Collateral".

          "Pledged Debt Instruments" means all right, title and interest of any Grantor in instruments evidencing any Indebtedness owed to such Grantor or other obligations, and any distribution in the form of any instrument evidencing any such Indebtedness made on, in respect of or in exchange for the foregoing from time to time, including all such instruments described on Schedule 5 issued by the obligors named therein, excluding all Excluded Property that would otherwise constitute "Pledged Debt Instruments".

          "Pledged Investment Property" means any investment property of any Grantor, and any distribution of property in the form of any such investment property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Stock or Pledged Debt Instruments, excluding all Excluded Property that would otherwise constitute "Pledged Investment Property".


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          "Pledged Stock" means all Pledged Certificated Stock and all Pledged
Uncertificated Stock, excluding all Excluded Property that would otherwise constitute "Pledged Stock".

          "Pledged Uncertificated Stock" means any Stock or Stock Equivalent of any Person that is not Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of any Grantor in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, and any distribution of property in the form of any such stock or stock equivalent made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on
Schedule 5, to the extent such interests are not certificated, excluding all Excluded Property that would otherwise constitute "Pledged Uncertificated Stock".

          "Secured Obligations" has the meaning set forth in Section 3.2.

          "Security Cash Collateral Account" means a Cash Collateral Account that is not a L/C Cash Collateral Account.

          "Senior Obligations" has the meaning set forth in Section 8.14(a).

          "Software" means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any applicable Requirement of Law, any of the attachment, perfection or priority of the Administrative Agent's or any other Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

          "Vehicles" means all vehicles covered by a certificate of title law of any state. Section 1.2 Certain Other Terms. (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The terms "herein", "hereof" and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Annex, Schedule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement. Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor's Collateral or any relevant part thereof.

          (b) Section 1.5 (Interpretation) of the Credit Agreement is applicable to this Agreement as and to the extent set forth therein.

          (c) The term "payment in full" or "paid in full" with respect to the Obligations, the Secured Obligations or the Senior Obligations means upon (A) termination of the


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Commitments, (B) payment and satisfaction in full of all Loans, all L/C
Reimbursement Obligations and all other Obligations that the Administrative Agent has been notified in writing are then due and payable by the holder of such obligation, (C) deposit of cash collateral with respect to all contingent Obligations (other than contingent indemnification obligations as to which no claim has been asserted) (or, in the case of any L/C Obligation, a back-up letter of credit has been issued), in amounts required under Section 9.3 of the Credit Agreement and on terms and conditions and with parties satisfactory to the Administrative Agent and each Indemnitee that is owed such Obligations and
(D) to the extent requested by the Administrative Agent, receipt by the Secured Parties of liability releases from the Loan Parties each in form and substance acceptable to the Administrative Agent.

                                   ARTICLE II

                                    GUARANTY

     Section 2.1 Guaranty. To induce the Lenders to make the Loans and the L/C Issuers to Issue Letters of Credit, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Obligations of each other Loan Party whether existing on the date hereof or hereinafter incurred or created (the "Guaranteed Obligations"). This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection. Each Guarantor agrees that its obligations under this Agreement shall not be discharged until the Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full. Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations.

     Section 2.2 Limitation of Guaranty. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Affiliate Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Affiliate Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Affiliate Guarantor, subject to avoidance under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and
Section 548 of title 11 of the United States Code or any applicable provisions of comparable Requirements of Law) (collectively, "Fraudulent Transfer Laws"). Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in
Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.

     Section 2.3 Contribution. To the extent that any Affiliate Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Affiliate Guarantor from the Loans and other Obligations and (b) the amount such Affiliate Guarantor would otherwise have paid if such Affiliate Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Affiliate Guarantor's net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Affiliate Guarantors on such date, then such Guarantor shall be reimbursed by such other

Affiliate Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Affiliate Guarantors on such date.

     Section 2.4 Authorization; Other Agreements. The Secured Parties are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following:

          (a) (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document;

          (b) apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation in such order as provided in the Loan Documents;

          (c) refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation;

          (d) (i) Sell, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect, impair or otherwise alter or release any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Collateral to secure any Guaranteed Obligation, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with the Borrower and any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and

          (e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.

     Section 2.5 Guaranty Absolute and Unconditional. Each Guarantor hereby waives and agrees not to assert any defense, whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Administrative Agent):

          (a) the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;

          (b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from the Borrower or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;


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

          (c) the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral;

          (d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of the Borrower's other Subsidiaries or Affiliates or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;

          (e) any foreclosure, whether or not through judicial sale, and any other Sale of any Collateral or any election following the occurrence of an Event of Default by any Secured Party to proceed separately against any Collateral in accordance with such Secured Party's rights under any applicable Requirement of Law; or

          (f) any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any of the Borrower's other Subsidiaries or Affiliates, in each case other than the payment in full of the Guaranteed Obligations.

     Section 2.6 Waivers. Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest, (b) any notice of acceptance, (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor. Each Guarantor further unconditionally and irrevocably agrees, until payment in full of the Obligations in accordance with Section 1.2(c), not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan Document or any payment made thereunder or (y) if an Event of Default shall have occurred and be continuing, assert any claim, defense, setoff or counterclaim it may have against any other Loan Party or set off any of its obligations to such other Loan Party against obligations of such Loan Party to such Guarantor. No obligation of any Guarantor hereunder shall be discharged other than by complete performance and payment in full.

     Section 2.7 Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that no Secured Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Secured Party shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.


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

                                  ARTICLE III

                           GRANT OF SECURITY INTEREST

     Section 3.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

          (a) all accounts, chattel paper, deposit accounts, documents (as defined in the UCC), equipment, general intangibles, instruments, inventory, investment property and any supporting obligations related thereto (including any Pledged Collateral);

          (b) the commercial tort claims described on Schedule 1 and on any supplement thereto received by the Administrative Agent pursuant to Section 5.9;

          (c) all books and records pertaining to the other property described in this Section 3.1;

          (d) all property of such Grantor held by any Secured Party, including all property of every description, in the custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including but not limited to cash;

          (e) all other goods (including but not limited to fixtures) and personal property of such Grantor, whether tangible or intangible and wherever located

          (f) in the case of the pledge of the shares of Inverness Medical Switzerland GmbH ("Swissco"), 100% of such shares held by Inverness Medical Holding Corp. II ("IMIHC II") as of the date hereof as shown on Schedule 5 hereto and none of the shares or other equity interest held by Inverness Medical International Holding Corp. ("IMIHC") as of the date hereof as shown on Schedule 5, or, should their ownership of the shares of Swissco change after the date hereof, in all events, only 66% of all of the total shares held by IMIHC and IMIHC II in the aggregate in Swissco); and

          (g) to the extent not otherwise included, all proceeds of the foregoing;

provided, however, that "Collateral" shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall automatically be deemed at all times from and after the date hereof to constitute Collateral.

     Section 3.2 Grant of Security Interest in Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the "Secured Obligations"), hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          To induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Loan Documents, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the L/C Issuers and the other Secured Parties:

     Section 4.1 Title; No Other Liens. Except for the Lien granted to the Administrative Agent pursuant to this Agreement and other Permitted Liens under any Loan Document (including Section 4.2), such Grantor owns each item of the Collateral free and clear of any and all Liens. Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificated securities and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien, other than Permitted Liens.

     Section 4.2 Perfection and Priority. The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in all Collateral subject, for the following Collateral, to the occurrence of the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly authorized form), (ii) with respect to any deposit account, the execution of Control Agreements, (iii) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings having been made with the United States Copyright Office, the United States Patent and Trademark Office, or any other Applicable IP Office or similar office, agency or authority outside the United States, as applicable, (iv) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a Contractual Obligation granting control to the Administrative Agent over such letter-of-credit rights,
(v) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Administrative Agent over such electronic chattel paper and (vi) in the case of Vehicles, the actions required under
Section 5.1(e). Such security interest shall be prior to all other Liens on the Collateral, except for Customary Permitted Liens and Liens permitted by Sections 8.2(c), (d), (e), (i) and (j) of the Credit Agreement, having priority over the Administrative Agent's Lien or unless otherwise permitted by any Loan Document upon (i) in the case of all Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, the delivery to the Administrative Agent of such Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Administrative Agent or in blank, (ii) in the case of all Pledged Investment Property not in certificated form, the execution of Control Agreements with respect to such investment property and (iii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery to the Administrative Agent of such instruments and tangible chattel paper. Except as set forth in this Section 4.2, all actions by each Grantor necessary or desirable to protect and perfect the Lien granted hereunder on the Collateral have been duly taken as of the date hereof and all such actions shall be taken by each Grantor at such times required under Section 5.7.

     Section 4.3 Jurisdiction of Organization; Chief Executive Office. Such Grantor's (a) jurisdiction of organization or formation, (b) exact legal name (as it appears in such Grantor's Constituent Documents), (c) organizational identification number, if any, issued by the jurisdiction of organization or formation, (d) type of organization, (e) Federal Taxpayer Identification Number,
(f) location of its chief executive office or sole place of business, (g) legal name or jurisdiction of organization or formation if different than otherwise provided in this Section 4.3 within the prior five (5)-year period, in each case as of the date hereof, is specified on Schedule 3.

     Section 4.4 Locations of Inventory, Equipment and Books and Records. On the date hereof, such Grantor's inventory and equipment (other than inventory or equipment in transit) with an aggregate value in excess of $1,000,000 per location and material books and records concerning the Collateral are kept at the locations listed on Schedule 4.

     Section 4.5 Pledged Collateral. (a) The Pledged Stock pledged by such Grantor hereunder (a) as of the date hereof is listed on Schedule 5 and if the issuer is a Subsidiary of such Grantor, constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 5, (b) if the issuer is a Subsidiary of such Grantor, has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Stock in limited liability companies and partnerships) and (c) if the issuer is a Subsidiary of such Grantor, constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by general equitable principles relating to enforceability.

          (b) As of the Closing Date, all Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property, in each case, consisting of instruments and certificates, has been delivered to the Administrative Agent in accordance with Section 5.3(a), except to the extent provided for under Section 7.15 of the Credit Agreement.

          (c) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Stock of any issuer that is a wholly owned subsidiary of such Grantor, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as such Grantor.

     Section 4.6 Instruments and Tangible Chattel Paper Formerly Accounts. No amount payable to such Grantor under or in connection with any account is evidenced by any instrument or tangible chattel paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 5.6(a).

     Section 4.7 Intellectual Property. Schedule 6 sets forth, as of the date hereof, a true and complete list in all material respects of the Patents, Trademarks and Copyrights owned by such Grantor and registered by such Grantor or subject to applications for registration by such Grantor in any applicable IP Office, including (i) the Grantor that is the owner thereof, (ii) the title of such Patent, Trademark, or Copyright, (iii) if applicable, the jurisdiction in which such item has been registered or in which an application for registration has been filed and (iv) if applicable and if determined and available, the registration or application number and registration or application date. From time to time, at the Administrative Agents' reasonable request, each Grantor shall deliver a list of (i) material inbound IP Licenses of such Grantor, (ii) to the extent available or applicable, all material outbound IP Licenses to non-Affiliates and
(iii) material Internet Domain Names.

     Section 4.8 Commercial Tort Claims. The only commercial tort claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such commercial tort claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 1, which sets forth such information separately for each Grantor.

     Section 4.9 Specific Collateral. None of the Collateral is or is proceeds or products of farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.

     Section 4.10 Promissory Notes. Schedule 7 hereto sets forth for each Grantor a list of all promissory notes and debt securities in the form of instruments payable or due to such Grantor by or from any other Person (including any other Grantor) that will not be repaid on the Closing Date.

     Section 4.11 Representations and Warranties of the Credit Agreement. The representations and warranties as to such Grantor and its Subsidiaries made by the Borrower in Article IV (Representations and Warranties) of the Credit Agreement are true and correct (A) if the relevant date is the Closing Date, on and as of such date and (B) otherwise, in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

                                   ARTICLE V

                                    COVENANTS

          Each Grantor agrees with the Administrative Agent to the following, until payment in full of the Obligations in accordance with Section 1.2(c) and unless the Required Lenders otherwise consent in writing:

     Section 5.1 Maintenance of Perfected Security Interest; Further Documentation and Consents. (a) Generally. Such Grantor shall not use or permit any Collateral to be used in violation of any provision of any Loan Document or any Related Document, or in violation in any material respect of any Requirement of Law or any policy of insurance covering the Collateral.

          (b) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

          (c) Subject to the reporting requirements contained in Section 5.7, such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance satisfactory to the Administrative Agent.

          (d) At any time and from time to time, upon the written request of the Administrative Agent, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Requirements of Law) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as the Administrative Agent may reasonably request, including (A) during such time as an Event of Default shall have occurred and be continuing, using its commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Contractual Obligation, including any IP License, held by such Grantor and to enforce the security interests granted hereunder and (B) executing and delivering any Control Agreements with respect to deposit accounts and securities accounts to the extent required under Section 7.11 of the Credit Agreement.

          (e) If requested by the Administrative Agent, the Grantor shall arrange for the Administrative Agent's first priority security interest, subject to Permitted Liens, to be noted on the certificate of title of each Vehicle and shall file any other necessary documentation in each jurisdiction that the Administrative Agent shall deem advisable to perfect its security interests in any Vehicle.

          (f) To ensure that any of the Excluded Property set forth in clause
(ii) of the definition of "Excluded Property" becomes part of the Collateral (other than Excluded Collateral that exists on the date hereof), such Grantor shall use good faith efforts, at the Administrative Agent's request, to obtain any required consents from any Person other than the Borrower and its Affiliates with respect to any material permit or material license or any material Contractual Obligation with such Person entered into by such Grantor that requires such consent as a condition to the creation by such Grantor of a Lien on any right, title or interest in such permit, license or Contractual Obligation (other than with respect to any such property which is immaterial) or any Stock or Stock Equivalent related thereto.

     Section 5.2 Changes in Locations, Name, Etc. Except upon 10 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional locations at which inventory or equipment shall be kept, such Grantor shall not do any of the following:

          (i) permit any inventory or equipment with an aggregate value in excess of $1,000,000 for such location to be kept at a location other than those listed on Schedule 4, except for inventory or equipment in transit, located at customer sites, or in the possession of a third party for repair or service in the ordinary course of business;

          (ii) change its jurisdiction of organization or its location (as defined under Section 9-307 of the UCC), in each case from that referred to in Section 4.3; or

          (iii) change its legal name or organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

     Section 5.3 Pledged Collateral; Other Matters. (a) Delivery of Pledged Collateral. Such Grantor shall (i) promptly after such Grantor obtains possession thereof, deliver to the Administrative Agent (A) all Pledged Certificated Stock, (B) all Pledged Debt Instruments in excess of $250,000 in the aggregate for any particular issuer thereof and (C) all certificates and instruments evidencing Pledged Investment Property in excess of $250,000 in the aggregate for any particular issuer thereof and (ii) maintain all other Pledged Investment Property in a Controlled Securities Account to the extent such Pledged Investment Property constitutes "investment property" under Section 9-102(a)(49) of the UCC.

          (b) Event of Default. During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.

          (c) Cash Distributions with respect to Collateral. Except as provided in Article VI, such Grantor shall be entitled to receive all cash dividends or other distributions or payments paid in respect of the Pledged Collateral, the Pledged Investment Property or any other Collateral.

          (d) Voting Rights. Except as provided in Article VI, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral or the Pledged Investment Property; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would result in any violation of any provision of any Loan Document.

     Section 5.4 Accounts. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith. If an Event of Default shall have occurred and be continuing, upon the Administrative Agent's request, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the accounts.

     Section 5.5 Commodity Contracts. Such Grantor shall not have any commodity contract other than subject to a Control Agreement.

     Section 5.6 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.
(a) If any amount in excess of $500,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with Section 5.3(a) and in the possession of the Administrative Agent, at the request of the Administrative Agent, such Grantor shall mark all such instruments and tangible chattel paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Administrative Agent" and, at the request of the Administrative Agent, shall promptly deliver such instrument or tangible chattel paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent.

          (b) Such Grantor shall not grant "control" (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Administrative Agent and the Second Lien Agent.

          (c) If such Grantor is or becomes the beneficiary of a letter of credit that is (i) not a supporting obligation of any Collateral and (ii) in excess of $500,000, such Grantor shall promptly, and in any event within 3 Business Days after becoming a beneficiary, notify the Administrative Agent thereof and thereafter, if requested by the Administrative Agent and consented to by the issuer of such letter of credit or any nominated person, enter into a Contractual Obligation with the Administrative Agent, the issuer of such letter of credit or such nominated person with respect to the letter-of-credit rights under such letter of credit assigning such letter-of-credit rights to the Administrative Agent in a manner sufficient to grant control for the purposes of
Section 9-107 of the UCC (or any similar section under any equivalent UCC). The provisions of the Contractual Obligation shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (d) If any amount in excess of $500,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all steps necessary to grant the Administrative Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

     Section 5.7 Intellectual Property. (a) Grantors shall deliver to Administrative Agent within 30 days of each anniversary of the Closing Date, and at such times reasonably requested by the Administrative Agent, a complete and accurate list of each Grantor's (i) registered United States Patents and all applications therefor, (ii) registered United States Trademarks and all applications therefor, (iii) registered United States Copyrights and all applications therefore and (iv) Foreign Registered IP and all applications therefor, and promptly upon receipt of such supplement from Administrative Agent, the applicable Grantors shall execute and deliver a supplement hereto (in form and substance satisfactory to Administrative Agent) to evidence Administrative Agent's Lien on such Patents, Trademarks or Copyrights, and the general intangibles of such Grantor relating thereto or represented thereby, subject to the limitations in Section 5.7(f) with respect to Foreign Registered IP.

          (b) Each Grantor shall notify Administrative Agent promptly if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the Applicable IP Office or any court) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, in each case, unless Grantor determines, in its reasonable business judgment and in good faith, that the prosecution or maintenance of any application or registration is not, or is no longer, material in the conduct of the business as a whole of the Group Members; provided, that any notice provided for above shall only be required with respect to such Patent, Trademark or Copyright registered or acquired by such Grantor after the Closing Date following the Administrative Agent's receipt of such information required with respect thereto pursuant to Section 5.7(a).

          (c) Each Grantor shall take all actions necessary or reasonably requested by Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, in each case, unless such Grantor determines, in its reasonable business judgment and in good faith, that the prosecution or maintenance of any application or registration is not, or is no longer, necessary or desirable in the conduct of its business.

          (d) In the event that any material item of the Patent, Trademark and Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark and Copyright Collateral is not material to the conduct of the business or operations as a whole of the Group Members, promptly take such actions to enforce its rights and protect such Patent, Trademark and Copyright Collateral, whether by action, suit, proceeding or otherwise, as such Grantor shall deem necessary or appropriate under the circumstances in its reasonable business judgment or as Administrative Agent may otherwise reasonably request.

          (e) At such times as required under Sections 5.7(a) and 5.7(f), such Grantor shall execute and deliver to the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent and suitable for filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Copyrights, Trademarks and Patents of such Grantor.

          (f) At Administrative Agent's request (after consideration of the cost and expense of recording the Administrative Agent's Lien in any Foreign Registered IP against the value of such Foreign Registered IP), such owner of any Foreign Registered IP shall execute and deliver to the Administrative Agent a short form intellectual property security agreement in form and substance reasonably acceptable to the Administrative Agent and suitable for filing in the Applicable IP Office.

     Section 5.8 Notice of Commercial Tort Claims. Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim with an aggregate value in excess of $500,000 (whether from another Person or because such commercial tort claim shall have come into existence), (i) such Grantor shall, promptly upon such acquisition, deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, a notice of the existence and nature of such commercial tort claim and a supplement to
Schedule 1 containing a specific description of such commercial tort claim, (ii)
Section 3.1 shall apply to such commercial tort claim and (iii) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, any document, and take all other action, deemed by the Administrative Agent to be reasonably necessary or appropriate for the Administrative Agent to obtain, on behalf of the Lenders, a perfected security interest having at least the priority set forth in Section 4.2 in all such commercial tort claims. Any supplement to
Schedule 1 delivered pursuant to this Section 5.9 shall, after the receipt thereof by the Administrative Agent, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

     Section 5.9 Compliance with Credit Agreement. Such Grantor agrees to comply with all covenants and other provisions applicable to it under the Credit Agreement, including Sections 2.17 (Taxes), 11.3 (Costs and Expenses) and 11.4 (Indemnities) of the Credit Agreement and agrees to the same submission to jurisdiction as that agreed to by the Borrower in the Credit Agreement.

                                   ARTICLE VI

                               REMEDIAL PROVISIONS

     Section 6.1 Code and Other Remedies. (a) UCC Remedies. During the existence and continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law.

          (b) Disposition of Collateral. Without limiting the generality of the foregoing, the Administrative Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the existence and continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on the Administrative Agent's claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) Sell, grant option or options to purchase and deliver any Collateral (enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Requirements of Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released.

          (c) Management of the Collateral. Each Grantor further agrees, that, during the existence and continuance of any Event of Default, (i) at the Administrative Agent's request, it shall assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere, (ii) without limiting the foregoing, the Administrative Agent also has the right to require that each Grantor store and keep any Collateral pending further action by the Administrative Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Administrative Agent is able to Sell any Collateral, the Administrative Agent shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent and (iv) the Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Administrative Agent's remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Administrative Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Administrative Agent.

          (d) Application of Proceeds. The Administrative Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 6.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any Requirement of Law, need the Administrative Agent account for the surplus, if any, to any Grantor.

          (e) Direct Obligation. Neither the Administrative Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Loan Party or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of the Administrative Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirement of Law. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (f) Commercially Reasonable. To the extent that applicable Requirements of Law impose duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent to do any of the following:

          (i) fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by the Administrative Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

          (ii) fail to obtain Permits, or other consents, for access to any Collateral to Sell or for the collection or Sale of any Collateral, or, if not required by other Requirements of Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral;

          (iii) fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

          (iv) advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;

          (v) exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Administrative Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

          (vi) dispose of assets in wholesale rather than retail markets;

          (vii) disclaim disposition warranties, such as title, possession or quiet enjoyment; or

          (viii) purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of any Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of any Collateral.

Each Grantor acknowledges that the purpose of this Section 6.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Secured Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1. Without limitation upon the foregoing, nothing contained in this Section 6.1 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section 6.1.

          (g) IP Licenses. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 6.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, Sell or grant options to purchase any Collateral) at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, upon the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, (i) an irrevocable, non-exclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all Real Property owned, operated, leased, subleased or otherwise occupied by such Grantor.

          (h) P&G Joint Venture. The Administrative Agent, on behalf of the Lenders and L/C Issuer, hereby covenants that in connection with the exercise of remedies against the Collateral, including in connection with any foreclosure upon the Collateral, not to: (a) take any action which would cause the license rights under the P&G JV License Agreements to become owned by, licensed to, or sublicensed to, as applicable, any Person who is not either a "Licensee" or "Affiliate", as applicable, under the applicable P&G JV License Agreement, or
(b) exercise any remedies against or transfer the capital stock or other equity interests of the P&G JV Companies to any Person who is not either a "Licensee" or "Affiliate" or "sublicensee" under the P&G JV License Agreements, to the extent and upon such terms and conditions as may be agreed to in writing by the Administrative Agent in its discretion. As used herein "P&G JV License Agreements" mean, collectively, (i) the Settlement and Cross-License agreement, effective September 25, 1998, by and among Carter Wallace, Inc., Carter Wallace Ltd., Unilever NV, Unilever PLC, CONOPCO, Inc. and Unipath Limited and (ii) the License Agreement, effective August 6, 1997, by and between Selfcare, Inc. and PBM-Selfcare, LLC.

     Section 6.2 Accounts and Payments in Respect of General Intangibles. (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Administrative Agent at any time during the existence and continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles, when collected by any Grantor, shall be promptly (and, in any event, within 5 Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in a Security Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in Section 6.4. Until so turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At any time during the existence and continuance of an Event of
Default:

          (i) each Grantor shall, upon the Administrative Agent's request, deliver to the Administrative Agent all copies (or originals if specifically requested) and other documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent;

          (ii) the Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any account or amounts due under any general intangible. In addition, the Administrative Agent may at any time enforce such Grantor's rights against such account debtors and obligors of general intangibles; and

          (iii) each Grantor shall take all actions, deliver all documents and provide all information necessary or reasonably requested by the Administrative Agent to ensure any Internet Domain Name is registered.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

     Section 6.3 Pledged Collateral. (a) Voting Rights. During the existence and continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Stock at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Stock or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Stock upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) Proxies. In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Stock and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Stock would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Stock or any officer or agent thereof),


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

during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Obligations in accordance with Section 1.2(c).

          (c) Authorization of Issuers. Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Stock pledged hereunder by such Grantor to
(i) comply with any instruction received by it from the Administrative Agent in writing that states that an Event of Default exists and is continuing and is otherwise in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from Liabilities to such Grantor in so complying and (ii) if required by the Administrative Agent at any time during the existence or continuance of an Event of Default, pay any dividend or make any other payment with respect to the Pledged Stock directly to the Administrative Agent.

     Section 6.4 Proceeds to be Turned over to and Held by Administrative Agent. If required by the Administrative Agent at any time during the existence or continuance of an Event of Default, all proceeds of any Collateral received by any Grantor hereunder in cash or Cash Equivalents shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by any Grantor, be turned over to the Administrative Agent in the exact form received (with any necessary endorsement). Only so long as an Event of Default exists, all such proceeds of Collateral and any other proceeds of any Collateral received by the Administrative Agent in cash or Cash Equivalents shall be held by the Administrative Agent in a Security Cash Collateral Account. All proceeds being held by the Administrative Agent in a Security Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

     Section 6.5 Sale of Pledged Collateral. (a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent that the Administrative Agent elects to conduct such private sale, such election shall be deemed commercially reasonable; provided that such private sale is conducted in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

          (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to this Section 6.5 valid and binding and in compliance with all applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Section 6.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     Section 6.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay in full the Obligations in accordance with Section 1.2(c) including, the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

     Section 7.1 Administrative Agent's Appointment as Attorney-in-Fact. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any Related Person thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of the Loan Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent and its Related Persons the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following when an Event of Default exists and is continuing:

          (i) in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property owned by or licensed to the Grantors, execute, deliver and have recorded any document that the Administrative Agent may request to evidence, effect, publicize or record the Administrative Agent's security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof);

          (iv) execute, in connection with any sale provided for in Section 6.1 or Section 6.5, any document to effect or otherwise necessary or appropriate in relation to evidence the Sale of any Collateral; or

          (v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative


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

     Agent or as the Administrative Agent shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate,
     (G) assign any Intellectual Property owned by the Grantors or any IP Licenses of the Grantors throughout the world on such terms and conditions and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, Sell, grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes and do, at the Administrative Agent's option, at any time or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon any Collateral and the Secured Parties' security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do.

          (b) If any Grantor fails to perform or comply with any Contractual Obligation contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation.

          (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate set forth in Section 2.9 (Interest) of the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 7.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     Section 7.2 Authorization to File Financing Statements. Each Grantor authorizes the Administrative Agent and its Related Persons, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as "all assets of the debtor". A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Such Grantor also hereby ratifies its authorization for the Administrative Agent to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof.

     Section 7.3 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any inquiry respecting such authority.

     Section 7.4 Duty; Obligations and Liabilities. (a) Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's interest in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Related Persons shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. In addition, the Administrative Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Administrative Agent in good faith.

          (b) Obligations and Liabilities with respect to Collateral. No Secured Party and no Related Person thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers. The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 Reinstatement. Each Grantor agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor's liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

     Section 8.2 Release of Collateral. (a) At the time provided in clause
(b)(iii) of Section 10.10 (Release of Collateral or Guarantors) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. Each Grantor is hereby authorized to file UCC amendments at such time evidencing the termination of the Liens so released. At the request of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If the Administrative Agent shall be directed or permitted pursuant to clause (i) or (ii) of Section 10.10(b) of the Credit Agreement to release any Lien or any Collateral, such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, such clauses (i) and (ii). In connection therewith, the Administrative Agent, at the request of any Grantor, shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.

          (c) At the time provided in Section 10.10(a) of the Credit Agreement and at the request of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the Securities of such Grantor shall be Sold to any Person that is not an Affiliate of Holdings, the Borrower and the Subsidiaries of the Borrower in a transaction permitted by the Loan Documents.

     Section 8.3 Independent Obligations. The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations. If any Secured Obligation or Guaranteed Obligation is not paid when due, or upon any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Grantor, any other Loan Party or any other Collateral and without first joining any other Grantor or any other Loan Party in any proceeding.

     Section 8.4 No Waiver by Course of Conduct. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.5), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured

Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

     Section 8.5 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 and Annex 2, respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

     Section 8.6 Additional Grantors; Additional Pledged Collateral. (a) Joinder Agreements. If, at the option of the Borrower or as required pursuant to Section
7.10 of the Credit Agreement, the Borrower shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a joinder agreement substantially in the form of Annex 2 (each, a "Joinder Agreement") and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

          (b) Pledge Amendments. To the extent any Pledged Collateral has not been delivered as of the Closing Date, such Grantor shall deliver a pledge amendment duly executed by the Grantor in substantially the form of Annex 1 (each, a "Pledge Amendment"). Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement.

     Section 8.7 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.11 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower's notice address set forth in such Section 11.11 of the Credit Agreement.

     Section 8.8 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     Section 8.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

     Section 8.10 Severability. Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.

     Section 8.11 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     Section 8.12 Jurisdiction.

          (a) Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document may be brought in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

          (b) Service of Process. Each Grantor (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of the Borrower specified in Section 11.11 of the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein). Each Grantor (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Non-Exclusive Jurisdiction. Nothing contained in this Section 8.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

     Section 8.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREIN OR RELATED THERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.

     Section 8.14 Subordination.

          (a) Each Grantor executing this Agreement covenants and agrees that the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Loan Party), fees, charges, expenses, attorneys' fees and any other sum, obligation or liability owing by any other Grantor to such Grantor, including any intercompany trade payables or royalty or licensing fees (collectively, the "Intercompany Obligations"), is subordinated, to the extent and in the manner provided in this Section 8.14, to the prior payment in full of all Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted) (herein, the "Senior Obligations") and that the subordination is for the benefit of Administrative Agent and the other Secured Parties, and Administrative Agent may enforce such provisions directly.

          (b) Each Grantor executing this Agreement hereby (i) authorizes Administrative Agent to demand specific performance of the terms of this Section 8.14, whether or not any other Grantor shall have complied with any of the provisions hereof applicable to it, at any time when such Grantor shall have failed to comply with any provisions of this Section 8.14 which are applicable to it and (ii) irrevocably waives (to the maximum extent permitted by Requirement of Law) any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          (c) Upon any distribution of assets of any Loan Party in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

          (i) Administrative Agent and other Secured Parties shall first be entitled to receive payment in full in cash of the Senior Obligations before any Grantor is entitled to receive any payment on account of the Intercompany Obligations.

          (ii) Any payment or distribution of assets of any Grantor of any kind or character, whether in cash, property or securities, to which any other Grantor would be entitled except for the provisions of this Section 8.14(c), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to Administrative Agent, to the extent necessary to make payment in full of all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefore to Administrative Agent and the other Secured Parties.

          (iii) In the event that notwithstanding the foregoing provisions of this Section 8.14(c), any payment or distribution of assets of any Grantor of any kind or character, whether in cash, property or securities, shall be received by any other Grantor on account of the Intercompany Obligations before all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to Administrative Agent for application to the payment of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) until all of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefore to Administrative Agent and other Secured Parties.

          (d) No right of Administrative Agent and the other Secured Parties or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Grantor with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the undersigned has caused this First Lien Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

                                        BORROWER

                                        IM US HOLDINGS, LLC,
                                           as Grantor


                                        By: /s/ David Teitel
                                            ------------------------------------
                                        Name: David Teitel
                                        Title: President

          The following Persons are signatories to this Guaranty and Security Agreement in their capacity as Grantors.

                                        INVERNESS MEDICAL INNOVATIONS, INC.
                                        ADVANTAGE DIAGNOSTICS CORPORATION
                                        APPLIED BIOTECH, INC.
                                        BINAX, INC.
                                        FIRST CHECK DIAGNOSTICS CORP.
                                        FOREFRONT DIAGNOSTICS, INC.
                                        INCA ACQUISITION, INC.
                                        INNOVATIVE MOBILITY, LLC
                                        INSTANT TECHNOLOGIES, INC.
                                        INVERNESS MEDICAL - BIOSTAR, INC.
                                        INVERNESS MEDICAL INTERNATIONAL HOLDING
                                           CORP.
                                        INVERNESS MEDICAL INTERNATIONAL HOLDING
                                           CORP. II
                                        INNOVATIONS RESEARCH, LLC
                                        INVERNESS MEDICAL, LLC
                                        ISCHEMIA TECHNOLOGIES, INC.
                                        IVC INDUSTRIES, INC.
                                        INNOVACON, INC.
                                        OSTEX INTERNATIONAL, INC.
                                        QUALITY ASSURED SERVICES, INC.
                                        SELFCARE TECHNOLOGY, INC.
                                        SPDH, INC.
                                        UNIPATH ONLINE, INC.
                                        WAMPOLE LABORATORIES, LLC, as Grantors


                                        By: /s/ David Teitel
                                            ------------------------------------
                                        Name: David Teitel
                                        Title: Chief Financial Officer &
                                               Treasurer, Vice President,
                                               Finance, Vice President, Vice
                                               President, Finance, Vice
                                               President, Finance, Vice
                                               President, Treasurer, Chief
                                               Financial Officer, Vice
                                               President, Finance, Vice
                                               President, Finance, President,
                                               President, Vice President,
                                               Finance, Vice President, Finance,
                                               Vice President, Finance, Vice
                                               President, Finance, Vice
                                               President, Finance, Vice
                                               President, Finance, Chief
                                               Financial Officer, Vice
                                               President, Finance, President,
                                               Vice President, Vice President

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION,
   as Administrative Agent


By: /s/ Andrew D. Moore
    ---------------------------------
Name: Andrew D. Moore
Title: Duly Authorized Signatory

                                     ANNEX 1
                                       TO
                  FIRST LIEN GUARANTY AND SECURITY AGREEMENT(1)

                            FORM OF PLEDGE AMENDMENT

          This PLEDGE AMENDMENT, dated as of __________ __, 20__, is delivered pursuant to Section 8.6 of the First Lien Guaranty and Security Agreement, dated as of June 26, 2007, by IM US Holdings, LLC (the "Borrower"), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of General Electric Capital Corporation, as administrative agent and collateral agent for the Secured Parties referred to therein (the "Guaranty and Security Agreement"). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

          The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all of the Obligations of the Loan Parties on the terms set forth therein.

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4.1, 4.2, and 4.5 of the Guaranty and Security Agreement is true and correct on and as of the date hereof with respect to the undersigned and the Pledged Collateral on Annex 1-A to this Pledge Amendment as if made on and as of such date.

                                        [GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Annex 1-A

                                  PLEDGED STOCK

                                                  NUMBER OF SHARES,
ISSUER   CLASS   CERTIFICATE NO(S).   PAR VALUE   UNITS OR INTERESTS
------   -----   ------------------   ---------   ------------------


                            PLEDGED DEBT INSTRUMENTS

ISSUER   DESCRIPTION OF DEBT   CERTIFICATE NO(S).   FINAL MATURITY   PRINCIPAL AMOUNT
------   -------------------   ------------------   --------------   ----------------


ACKNOWLEDGED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION
   as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                     ANNEX 2
                                       TO
                   FIRST LIEN GUARANTY AND SECURITY AGREEMENT

                            FORM OF JOINDER AGREEMENT

          This JOINDER AGREEMENT, dated as of _________ __, 20__, is delivered pursuant to Section 8.6 of the First Lien Guaranty and Security Agreement, dated as of June 26 2007, by IM US Holdings, LLC (the "Borrower") and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of the General Electric Capital Corporation, as administrative agent and collateral agent for the Secured Parties referred to therein (the "Guaranty and Security Agreement"). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, the undersigned (i) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby mortgages, pledges and hypothecates to the Administrative Agent, for the benefit of the Secured Parties, and grants to the Administrative Agent, for the benefit of the Secured Parties, a lien on and security interest in, all of its right, title and interest in, to and under the Collateral on the terms set forth in the Guaranty and Security Agreement of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder and
(ii) hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Guaranteed Obligations on the terms set forth in the Guaranty and Security Agreement. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Guaranty and Security Agreement.

          The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Guaranty and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the Loan Parties on the terms set forth in the Guaranty and Security Agreement.

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement (as amended to reflect the inclusion of the information set forth in Annex 1-A in Schedules 1 through 7 to the Guaranty and Security Agreement) applicable to it is true and correct with respect to it on and as of the date hereof as if made on and as of such date (except for any representations and warranties made as of an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.


                                      A2-1

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      A2-2

ACKNOWLEDGED AND AGREED
as of the date first above written:

[EACH GRANTOR PLEDGING
ADDITIONAL COLLATERAL]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


GENERAL ELECTRIC CAPITAL CORPORATION
   as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                      A2-3

                                     ANNEX 3
                                       TO
                   FIRST LIEN GUARANTY AND SECURITY AGREEMENT

           FORM OF FIRST LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT

          THIS FIRST LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of June 26, 2007, is made by each of the entities listed on the signature pages hereof (each a "Grantor" and, collectively, the "Grantors"), in favor of General Electric Capital Corporation ("GE Capital"), as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the "Administrative Agent") for the Lenders and the L/C Issuers (as defined in the Credit Agreement referred to below).

                                   WITNESSETH:

          WHEREAS, pursuant to the First Lien Credit Agreement, dated as of June 26, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and the L/C Issuers from time to time party thereto and Administrative Agent, the Lenders and the L/C Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, each Grantor has agreed, pursuant to a First Lien Guaranty and Security Agreement of dated as of June 26, 2007 herewith in favor of the Administrative Agent (the "Guaranty and Security Agreement"), to guarantee the Obligations (as defined in the Credit Agreement) of the other Loan Parties; and

          WHEREAS, all of the Grantors are party to the Guaranty and Security Agreement pursuant to which the Grantors are required to execute and deliver this Intellectual Property Security Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make or continue to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

     Section 1. Defined Terms. Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

     Section 2. Grant of Security Interest in Intellectual Property Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations on the terms set forth in the Loan Documents, hereby mortgages, pledges and hypothecates to the Administrative Agent, for the benefit of the Secured Parties, and grants to the Administrative Agent, for the benefit of the Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Intellectual Property Collateral"):

          (a) Copyrights.

               (i) all of its Copyrights and registrations and applications for registration thereof and all registered IP Licenses and applications therefor providing for


                                      A3-1
     the grant to such Grantor of any right under any Copyright, including, without limitation, those referred to on Schedule 1A hereto;

               (ii) all renewals, reversions and extensions of the foregoing;

               (iii) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in the case of clauses (i) through (iii), with respect to Excluded Property.

          (b) Patents.

               (i) all of its registered Patents and applications for registration thereof and all registered IP Licenses and applications therefor providing for the grant to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule 1B hereto;

               (ii) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

               (iii) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in the case of clauses (i) through (iii), with respect to Excluded Property.

          (c) Trademarks.

               (i) all of its Trademarks and applications for registration thereof and all registered IP Licenses and applications therefor providing for the grant to such Grantor of any right under any Trademark, including, without limitation, those referred to on Schedule 1C hereto;

               (ii) all renewals and extensions of the foregoing;

               (iii) all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

               (iv) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in the case of clauses (i) through (iii), with respect to Excluded Property.

     Section 3. Guaranty and Security Agreement. The security interest granted pursuant to this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and each Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the Intellectual Property Collateral


                                      A3-2
made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     Section 4. Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with such Grantor's Intellectual Property Collateral and IP Licenses subject to a security interest hereunder.

     Section 5. Counterparts. This Intellectual Property Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

     Section 6. Governing Law. This Intellectual Property Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]


                                      A3-3

          IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        INVERNESS MEDICAL INNOVATIONS, INC.
                                        ADVANTAGE DIAGNOSTICS CORPORATION
                                        APPLIED BIOTECH, INC.
                                        BINAX, INC.
                                        FIRST CHECK DIAGNOSTICS CORP.
                                        FOREFRONT DIAGNOSTICS, INC.
                                        INCA ACQUISITION, INC.
                                        INNOVATIVE MOBILITY, LLC
                                        INSTANT TECHNOLOGIES, INC.
                                        INVERNESS MEDICAL - BIOSTAR, INC.
                                        INVERNESS MEDICAL INTERNATIONAL HOLDING
                                           CORP.
                                        INVERNESS MEDICAL INTERNATIONAL HOLDING
                                           CORP. II
                                        INNOVATIONS RESEARCH, LLC
                                        INVERNESS MEDICAL, LLC
                                        ISCHEMIA TECHNOLOGIES, INC.
                                        IVC INDUSTRIES, INC.
                                        INNOVACON, INC.
                                        OSTEX INTERNATIONAL, INC.
                                        QUALITY ASSURED SERVICES, INC.
                                        SELFCARE TECHNOLOGY, INC.
                                        SPDH, INC.
                                        UNIPATH ONLINE, INC.
                                        WAMPOLE LABORATORIES, LLC, as Grantors


                                        By:
                                            ------------------------------------
                                        Name: David Teitel
                                        Title: Chief Financial Officer &
                                               Treasurer, Vice President,
                                               Finance, Vice President, Vice
                                               President, Finance, Vice
                                               President, Finance, Vice
                                               President, Treasurer, Chief
                                               Financial Officer, Vice
                                               President, Finance, Vice
                                               President, Finance, President,
                                               President, Vice President,
                                               Finance, Vice President, Finance,
                                               Vice President, Finance, Vice
                                               President, Finance, Vice
                                               President, Finance, Vice
                                               President, Finance, Chief
                                               Financial Officer, Vice
                                               President, Finance, President,
                                               Vice President, Vice President



                                      A3-4

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION
   as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------



                                      A3-5

                                   SCHEDULE 1A
                                       TO
               FIRST LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT

A.   REGISTERED COPYRIGHTS

     [Include Owner, Registration Number and Date]

B.   COPYRIGHT APPLICATIONS

     [Include Owner, Application Number and Date]

C.   REGISTERED IP LICENSES AND ANY APPLICATIONS THEREFOR

     [Include complete legal description of agreement (name of agreement, parties and date)]



                                      A3-I

                                   SCHEDULE 1B
                                       TO
               FIRST LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT

A.   REGISTERED PATENTS

     [Include Owner, Registration Number and Date]

B.   PATENT APPLICATIONS

     [Include Owner, Application Number and Date]

C.   REGISTERED IP LICENSES AND ANY APPLICATIONS THEREFOR

     [Include complete legal description of agreement (name of agreement, parties and date)]



                                     A3-II

                                   SCHEDULE 1C
                                       TO
               FIRST LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT

A.   REGISTERED TRADEMARKS

     [Include Owner, Registration Number and Date]

B.   TRADEMARK APPLICATIONS

     [Include Owner, Application Number and Date]

C.   REGISTERED IP LICENSES AND ANY APPLICATIONS THEREFOR

     [Include complete legal description of agreement (name of agreement, parties and date)]



                                     A3-III